EXHIBIT 99.1
                                                                    ------------

                    JUPITERMEDIA CORPORATION REPORTS RESULTS
                 FOR ITS THIRD QUARTER ENDED SEPTEMBER 30, 2003

(New York, NY - November 5, 2003) - Jupitermedia Corporation (Nasdaq: JUPM) today reported results for the quarter ended September 30, 2003. Revenues for the third quarter of 2003 were $13.3 million compared to revenues of $10.5 million for the same period last year. Net income for the third quarter was $653,000, or $0.02 per diluted share, compared to net income of $244,000, or $0.01 per diluted share, for the same period last year. Net income for the third quarter of 2003 includes the following; a $719,000 charge for expected losses for the Company's Computer Digital Expo trade show to be held in the fourth quarter of 2003; $143,000 in losses primarily associated with the truncation of two of the Company's venture funds; and $276,000 for future sublet rental income from previously vacated office space.

"We are pleased with our continued financial progress this quarter, with both year over year and sequential quarterly growth in revenues and net income," stated Jupitermedia's Chairman and CEO Alan M. Meckler. "Our June 30, 2003 acquisition of the ArtToday.com Network and its graphics-oriented readership expands and diversifies our Online Media revenues. The ArtToday.com Network is one of the leading paid subscription resources on the Web. In addition, the acquisition of DevX.com and its leading developer-oriented readership, which we announced in July, expands our resources for the Web development community. DevX's methodology and expertise for creating custom portals for clients brings additional revenue opportunities to Jupitermedia. We are experiencing significant marketing and business synergies among these recent acquisitions and our internet.com and EarthWeb.com Networks, as well as with our trade shows and Jupiter Research," added Meckler.

JUPITERMEDIA CORPORATION 3RD QUARTER 2003 FINANCIAL RESULTS CONFERENCE CALL
ALERT

Jupitermedia Corporation invites you to participate in its conference call reviewing 2003 third quarter results, scheduled for Thursday, November 6, 2003 at 11:00 am EST.

The conference call number is (800) 500-0177 for domestic participants and (719) 457-2679 for international participants; pass code "Jupitermedia Third Quarter." Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Thursday, November 20, 2003. Replay call numbers are (888) 203-1112 for domestic participants and (719) 457-0820 for international participants: pass code:
377973.

ACQUISITIONS

o In July, Jupitermedia announced that it acquired all of the shares of ArtToday, Inc. (www.arttoday.com) from International Microcomputer Software, Inc. (OTC "Bulletin Board": IMSI.OB) for $13.0 million in cash, 250,000 restricted shares of Jupitermedia common stock and an earn-out that could result in an additional $4.0 million in cash consideration over the next two years. The ArtToday.com Network offers paid online subscriptions for photographs, clipart, Web graphics, animations and fonts. The ArtToday.com Network of Web sites includes Photos.com, ClipArt.com, Graphics.com and FlashComponents.com, among others. ClipArt.com is the largest subscription-based graphics resource on the Web with more than 2.6 million clipart images, animations, photos, fonts and sounds.

o In July, Jupitermedia also announced that it acquired the assets of DevX.com (www.devx.com) from DevX.com, Incorporated for $2,250,000 in cash, 200,000 restricted shares of Jupitermedia common stock and the assumption of certain liabilities. Formed through venture capital investment from Hummer Winblad Venture Partners, DevX is a leading provider of technical information and services that enable corporate application development teams to meet development challenges. DevX provides the international developer community with comprehensive information about software development for corporate applications. The DevX.com Network consists of sites that are leaders in their respective vertical markets, such as Windows and Web development, .NET, Java, XML, C/C++, Visual Basic, Database and Wireless. DevX resources are available through three main channels: its public Web site www.devx.com; DevX Vendor Development Portals, which enable leading IT vendors to reach a large, influential audience seeking product and vendor-specific technical information; and DevX Corporate Development Portals for corporate IT departments.

o In October, Jupitermedia announced that it acquired over one million photos, clipart and other graphic images from a variety of leading companies in the field in several recent transactions. The addition of this new content to the ArtToday.com Network furthers Jupitermedia's position as a leading provider of royalty-free digital images. Terms of these acquisitions were not disclosed.

o In October, Jupitermedia announced that it acquired the Web site and e-mail newsletter assets associated with DRMwatch.com, a leading resource for information about Digital Rights Management (DRM), from GiantSteps Media Technology Strategies and its principal Bill Rosenblatt. Terms of the acquisition were not disclosed.

NEW ONLINE CONTENT AREAS

Jupitermedia continued to expand and strengthen its world-class proprietary content offerings with the addition of the following:

o In September, Jupitermedia announced the launch of a new internally developed Web site for its EarthWeb.com Network - WorkstationPlanet.com (www.workstationplanet.com). The launch of this new site was sponsored by Hewlett-Packard. WorkstationPlanet.com provides daily news, features, reviews, best practices and a free e-mail newsletter, all focusing on workstations in the enterprise. The site also features an HP Solution Center with white papers, case studies and product news.

o In October, Jupitermedia released Wi-FiHotSpotList.com (formerly HotSpotList.com) (www.wifihotspotlist.com), an enhanced directory of publicly available wireless enabled locations. Wi-FiHotSpotList.com features listings of thousands of wireless locations in 26 countries. In addition to an ever-growing directory of hotspot listings, Wi-FiHotSpotList.com enhancements include simplified search and improved navigation to make it even faster and easier to find a hotspot.

o In October, Jupitermedia launched Animations.com (www.animations.com) - a collection of over 250,000 animated GIFs for use in e-mail messages, Web pages and presentations. The addition of this new paid online subscription site to its ArtToday.com Network furthers Jupitermedia's position as a leading provider of royalty-free digital images.


NEW RESEARCH SERVICES

Jupitermedia continued to expand and strengthen its world-class proprietary research offerings with the addition of the following:

o In July, Jupiter Research launched a new service that offers exclusive coverage of Microsoft Corporation. This new research initiative, entitled Microsoft Monitor, is led by Jupiter Research Vice President and Research Director Michael Gartenberg, along with Jupiter Research Senior Analyst, Joe Wilcox, former Microsoft lead reporter for CNET's News.com. A unique new service, Microsoft Monitor helps vendors prepare for market opportunities created by new Microsoft initiatives. The service also helps enterprise users understand which strategies are most successful in dealing with Microsoft and how to best exploit the customer relationship.

o In August, Jupiter Research launched its Marketing Operations research service, which assists companies across a wide range of industries in selecting appropriate marketing strategies and infrastructure in order to optimize marketing, create cost efficiencies and maximize message deliverability.

o In October, Jupiter Research launched its European Country Focus research service to provide companies with a unique source of essential in-depth market intelligence, backed by deep proprietary data, for the United Kingdom, France, Germany, Spain, Italy and Sweden. European Country Focus reports deepen Jupiter Research's longstanding coverage of the European market by providing detailed market forecasts and consumer survey data, along with country-by-country analysis, covering all aspects of the digital economy including broadband access, online advertising, paid content, wireless, digital television and consumer behavior. In addition, the European Country Focus service will initiate Jupiter Research's basic coverage of Central & Eastern European markets, comprising analysis, baseline population and Internet access forecasts for Bulgaria, Croatia, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia and Slovenia.


CONFERENCES AND TRADE SHOWS

Jupiter Events, a division of Jupitermedia, produces paid conferences and trade shows on IT and business-specific topics worldwide that are aligned with the content on our Web sites and our research offerings. Jupiter Events held seven paid conferences and trade shows in the third quarter, each focusing on a different issue pertaining to information technology and the Internet industry. Events included: Jupiter Plug.IN Conference & Expo 2003; Jupiter/ClickZ Advertising Forum Conference & Expo 2003; Search Engine Strategies Conference & Expo 2003; Flash Kit Conference & Expo 2003; Wi-Fi Planet Conference & Expo Japan 2003; IT Service Management Forum Conference & Expo 2003; and Wi-Fi Planet Conference & Expo Europe 2003.

In September, Jupitermedia and the IT Service Management Forum USA (itSMF USA) announced the launch of a new government focused IT Service Management Forum Conference & Expo: IT Service Management - A Framework for Achieving Operational Excellence in Government Information Technology. The first annual event will be held February 2-7, 2004, at the JW Marriott Hotel in Washington, DC.

In September and October, Jupitermedia also announced additions to the keynote lineup for its Enterprise IT Week at Computer Digital Expo (cdXpo), to be held November 17-20, 2003 at the Mandalay Bay Convention Center in Las Vegas. Featured keynotes include: Gail Whipple, VP, Digital Media for IBM Global Services; Peter Blackmore, Executive VP, Enterprise Systems Group at Hewlett-Packard Co.; Luca Cafiero, Senior VP, General Manager, Storage Technology Group, Cisco Systems, Inc.; Soni Jiandani, VP, Storage Technology Group, Cisco Systems, Inc.; Dean Alms, VP of Corporate Strategy, PeopleSoft, Inc.; Mark Straton, Senior VP, Global Customer Solutions, Enterprise Networks Division, Siemens Information and Communication Networks, Inc.; Kevin Knox, Director of Worldwide Enterprise Business Development, AMD; and Darl McBride, President and CEO of SCO.

In October, Jupitermedia announced the launch of Digital Rights Management Strategies Conference & Expo, a trade show focusing on Digital Rights Management, to be held April 13-14, 2004 at the Crowne Plaza Hotel in New York City.

Jupiter Events has announced the following conferences and trade shows for the remainder of 2003 and for 2004:

     o Search Engine Strategies Conference & Expo 2003 (November 10-11, Munich, Germany)
     o    Enterprise IT Week at Computer Digital Expo (November 17-20, Las
          Vegas, NV)
     o    Wi-Fi Planet Conference & Expo Fall 2003 (December 2-5, San Jose, CA)
     o Search Engine Strategies Conference & Expo 2003 (December 9-11, Chicago, IL)
     o IT Service Management Forum Government Conference & Expo (February 2-7, 2004, Washington, D.C.)
     o Jupiter Content Management Conference & Expo (February 2-4, 2004, San Jose, CA)
     o Instant Messaging Planet Conference & Expo 2004 (March 1-3, 2004, Boston, MA)
     o Search Engine Strategies Conference & Expo 2004 (March 1-4, 2004, New York, NY)
     o Wi-Fi Planet Conference & Expo Canada 2004 (March 16-18, 2004, Toronto, Canada)
     o Digital Rights Management Strategies Conference & Expo (April 13-14, 2004, New York, NY)
     o    ISPCON Conference & Expo Spring 2004 (April 13-15, 2004, Washington,
          DC)

     o    Wi-Fi Planet Conference & Expo Japan 2004 (April 20-21, 2004, Tokyo,
          Japan)
     o Search Engine Strategies Conference & Expo 2004 (April 20-21, 2004, Tokyo, Japan)
     o Search Engine Strategies Conference & Expo 2004 (May 11-12, 2004, Toronto, Canada)
     o Search Engine Strategies Conference & Expo 2004 (June 2-3, 2004, London, U.K.)
     o    Wi-Fi Planet Conference & Expo 2004 (June 7-10, 2004, Baltimore, MD)
     o    Jupiter Plug.IN Conference & Expo (July 26-27, 2004, New York, NY)
     o Jupiter/ClickZ Advertising Forum Conference & Expo (July 28-29, 2004, New York, NY)
     o Search Engine Strategies Conference & Expo 2004 (August 2-5, 2004, San Jose, CA)
     o IT Service Management Forum Conference & Expo (Sept. 27-Oct. 2, 2004, Long Beach, CA)
     o    Wi-Fi Planet Conference & Expo 2004 (December 6-9, 2004, San Jose, CA)

VENTURE FUND INVESTMENTS

Jupitermedia is the portfolio manager of internet.com Venture Fund I LLC (April '99), internet.com Venture Fund II LLC (November '99) and internet.com Venture Partners III LLC (June '00). internet.com Venture Funds I and II and internet.com Venture Partners III were formed to invest in early-stage online content providers serving targeted business-to-business markets that follow the strategy of, but are not competitive with, Jupitermedia. Jupitermedia is an investor in all three funds. In February 2003, the operating agreement of internet.com Venture Fund II LLC was amended to provide for dissolution of the fund and distribution of the fund assets by December 31, 2003. In October 2002, the operating agreement of internet.com Venture Partners III was amended to provide for dissolution of the fund and distribution of the fund assets by December 31, 2003. Jupitermedia no longer has any outstanding capital commitments related to any of its venture funds.

STOCK REPURCHASE PROGRAM

In October 2001, Jupitermedia announced that its Board of Directors had authorized the expenditure of up to $1.0 million to repurchase the Company's outstanding common stock. Any purchases under Jupitermedia's stock repurchase program may be made, from time-to-time, in the open market, through block trades or otherwise, at the discretion of Company management. Depending on market conditions and other factors, these purchases may be commenced or suspended at any time or from time-to-time without prior notice. There were no repurchases during the nine months ended September 30, 2003.

METRICS

o    September 2003 page views were over 275 million
o    4.1 million e-mail newsletter subscribers as of September 30, 2003
o Over 6.0 million total opt-in e-mail rental list subscribers as of September 30, 2003
o Over 535,000 unique opt-in e-mail rental list subscribers as of September 30, 2003
o    September 2003 unique users were over 21.0 million
o    292 employees as of September 30, 2003

SEGMENT INFORMATION

The following tables summarize the results of the segments of Jupitermedia for the three and nine months ended September 30, 2002 and 2003. Online Media consists of the internet.com, EarthWeb.com, DevX.com and ArtToday.com Networks. Research represents the Jupiter Research division. Events represent the Jupiter Events division. Other includes corporate overhead, depreciation, amortization and venture fund related activities. The following amounts are presented in thousands.

                                                THREE MONTHS ENDED          NINE MONTHS ENDED
                                                   SEPTEMBER 30,             SEPTEMBER 30,
                                             -----------------------     -----------------------
                                                2002         2003           2002          2003
                                             ----------   ----------     ----------   ----------
Revenues:
     Online Media                            $    6,526   $    8,907     $   21,488   $   19,586
     Research                                     2,179        2,134          2,179        6,567
     Events                                       1,458        2,134          4,409        5,187
     Other                                          315          153            964          453
                                             ----------   ----------     ----------   ----------
                                             $   10,478   $   13,328     $   29,040   $   31,793
                                             ----------   ----------     ----------   ----------
Cost of revenues and operating expenses:
     Online Media                            $    4,665   $    5,531     $   16,623   $   13,681
     Research                                     1,749        1,996          1,749        6,860
     Events                                       1,352        2,987          4,370        6,530
     Other                                        2,390        2,073          6,790        5,532
                                             ----------   ----------     ----------   ----------
                                             $   10,156   $   12,587     $   29,532   $   32,603
                                             ----------   ----------     ----------   ----------

Operating income (loss):
     Online Media                            $    1,861   $    3,376     $    4,865   $    5,905
     Research                                       430          138            430         (293)
     Events                                         106         (853)            39       (1,343)
     Other                                        (2,07)      (1,920)        (5,826)      (5,079)
                                             ----------   ----------     ----------   ----------
                                             $      322   $      741     $      (49)  $     (810)
                                             ==========   ==========     ==========   ==========

BUSINESS OUTLOOK

Jupitermedia's financial guidance is prepared in accordance with accounting principles generally accepted in the United States of America. Historical results below have been adjusted to conform to this presentation. The amounts below reflect the preliminary allocation of the purchase prices of both ArtToday, Inc. and DevX and are subject to change pending a final allocation of these amounts. The following forward looking-statements reflect Jupitermedia's expectations as of November 5, 2003. Due to potential changes in general economic conditions and the various other risk factors discussed below and in Jupitermedia's reports filed with the Securities and Exchange Commission from time to time, actual results may differ materially. Jupitermedia intends to continue its practice of not updating forward-looking statements until its next quarterly results announcement, other than in publicly available statements.

FUTURE EXPECTATIONS

                                             Actual     Actual       Actual                 Total        Total
                                            Q1 2003     Q2 2003     Q3 2003    Q4 2003       2003         2004
                                            -------     -------     -------    -------       ----         ----
                                                         (in millions, except per share amounts)

Revenues                                      $8.2       $10.2       $13.3   $14.0-15.0   $45.7-46.7   $57.0-61.0

Cost of revenues, advertising,
promotion & selling, and G & A
expenses                                      $9.0       $9.8        $11.7   $11.3-12.3   $41.8-42.8   $47.0-51.0

Depreciation and amortization                 $0.6       $0.6         $0.8      $1.0         $3.0         $4.0

Interest income, net                          $0.1       $0.1         $0.0      $0.0         $0.2         $0.0

Equity losses                                 $0.0       $0.0         $0.1      $0.0         $0.1         $0.0

Net income (loss)                            $(1.3)     $(0.1)        $0.7      $1.7         $1.0       $5.0-7.0

Diluted share count                           25.3       25.3         27.5      27.6         26.4         27.8

Earnings (loss) per diluted share           $(0.05)    $(0.00)       $0.02      $0.06        $0.03     $0.21-0.23

ABOUT JUPITERMEDIA CORPORATION

Jupitermedia Corporation (Nasdaq: JUPM), (http://www.jupitermedia.com) headquartered in Darien, CT, is a leading provider of global real-time news, information, research and media resources for information technology, Internet industry and graphics professionals. Jupitermedia includes the internet.com, EarthWeb.com, DevX.com and ArtToday.com Networks which include over 165 Web sites and nearly 200 e-mail newsletters that generate over 275 million page views monthly. Jupitermedia also includes Jupiter Research, a leading international research advisory organization specializing in business and technology market research in 18 business areas and 14 vertical markets. In addition, Jupiter Events produces offline conferences and trade shows focused on IT and business-specific topics, including Wi-Fi Planet, Search Engine Strategies and Enterprise IT Week at Computer Digital Expo.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS ARE "FORWARD-LOOKING STATEMENTS" THAT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE POTENTIAL RISKS AND UNCERTAINTIES ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPETITIVE ENVIRONMENT IN WHICH JUPITERMEDIA CORPORATION COMPETES; THE UNPREDICTABILITY OF JUPITERMEDIA CORPORATION'S FUTURE REVENUES, EXPENSES, CASH FLOWS AND STOCK PRICE; JUPITERMEDIA CORPORATION'S ABILITY TO INTEGRATE ACQUIRED BUSINESSES, PRODUCTS AND PERSONNEL INTO ITS EXISTING BUSINESSES; JUPITERMEDIA CORPORATION'S INTERNATIONAL AND VENTURE FUND INVESTMENTS; ANY MATERIAL CHANGE IN JUPITERMEDIA CORPORATION'S INTELLECTUAL PROPERTY RIGHTS AND CONTINUED GROWTH AND ACCEPTANCE OF INFORMATION TECHNOLOGY AND THE INTERNET. FOR A MORE DETAILED DISCUSSION OF SUCH RISKS AND UNCERTAINTIES, REFER TO JUPITERMEDIA CORPORATION'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES ACT OF 1933 AND THE SECURITIES EXCHANGE ACT OF 1934. THE FORWARD-LOOKING STATEMENTS INCLUDED HEREIN ARE MADE AS OF THE DATE OF THIS PRESS RELEASE, AND JUPITERMEDIA CORPORATION ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS AFTER THE DATE HEREOF.

CONTACT:
Mary Ann Boland
Marketing and Public Relations Associate
212-547-7939
mboland@jupitermedia.com
------------------------

                            JUPITERMEDIA CORPORATION
                           CONSOLIDATED BALANCE SHEETS
                    DECEMBER 31, 2002 AND SEPTEMBER 30, 2003
               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                                DECEMBER 31,     SEPTEMBER 30,
                                                                                    2002             2003
                                                                                ------------     ------------
                                                                                                  (UNAUDITED)
                                     ASSETS
Current assets:
    Cash and cash equivalents                                                   $     25,451     $      8,989
    Accounts receivable, net of allowances of $1,056 and $771, respectively            7,521            7,616
    Unbilled accounts receivable                                                       1,999              871
    Prepaid expenses and other                                                           794            1,831
                                                                                ------------     ------------
          Total current assets                                                        35,765           19,307

Property and equipment, net of accumulated depreciation of $7,656 and
    $8,590, respectively                                                               1,924            2,159
Intangible assets, net of accumulated amortization of $1,833 and
    $2,847, respectively                                                               1,473            8,303
Goodwill                                                                               8,377           20,954
Investments and other assets                                                           1,768            1,677
                                                                                ------------     ------------
          Total assets                                                          $     49,307     $     52,400
                                                                                ============     ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                            $      1,386     $      1,628
    Accrued payroll and related expenses                                               2,014            2,078
    Accrued expenses and other                                                         3,823            3,543
    Deferred revenues                                                                  7,230            8,637
                                                                                ------------     ------------
          Total current liabilities                                                   14,453           15,886

Long-term liabilities                                                                    --               381
                                                                                ------------     ------------
          Total liabilities                                                           14,453           16,267
                                                                                ------------     ------------

Stockholders' equity:
    Preferred stock, $.01 par value, 4,000,000 shares authorized,
       no shares issued                                                                  --               --
    Common stock, $.01 par value, 75,000,000 shares authorized, 25,342,017 and 25,876,936 shares issued at December 31, 2002 and September 30,
       2003, respectively
                                                                                         253              259
    Additional paid-in capital                                                       175,487          177,558
    Accumulated deficit                                                             (140,809)        (141,597)
    Treasury stock, 65,000 shares at cost                                               (106)            (106)
    Accumulated other comprehensive income                                                29               19
                                                                                ------------     ------------
          Total stockholders' equity                                                  34,854           36,133
                                                                                ------------     ------------
          Total liabilities and stockholders' equity                            $     49,307     $     52,400
                                                                                ============     ============

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
         FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2003
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                        THREE MONTHS ENDED                NINE MONTHS ENDED
                                                                           SEPTEMBER 30,                     SEPTEMBER 30,
                                                                    -------------------------         -------------------------
                                                                      2002             2003             2002             2003
                                                                    --------         --------         --------         --------
Revenues                                                            $ 10,478         $ 13,328         $ 29,040         $ 31,793
Cost of revenues                                                       4,261            6,122           11,685           15,302
                                                                    --------         --------         --------         --------

Gross profit                                                           6,217            7,206           17,355           16,491
                                                                    --------         --------         --------         --------

Operating expenses:
     Advertising, promotion and selling                                3,432            4,046           10,411           10,307
     General and administrative                                        1,743            1,495            5,104            4,873
     Depreciation                                                        494              407            1,739            1,108
     Amortization                                                        226              517              593            1,013
                                                                    --------         --------         --------         --------
Total operating expenses                                               5,895            6,465           17,847           17,301
                                                                    --------         --------         --------         --------

Operating income (loss)                                                  322              741             (492)            (810)

Income (loss) on investments and other, net                               34               30             (170)              29
Interest expense                                                        --                (10)            --                (10)
Interest income                                                           90               23              292              174
                                                                    --------         --------         --------         --------

Income (loss) before income taxes, minority interests
    and equity loss from venture fund investments and
    other, net                                                           446              784             (370)            (617)

Provision for income taxes                                                 6             --                 25             --
        Minority interests                                               (10)              12              (11)              22
Equity loss from venture fund investments and other, net                (186)            (143)            (563)            (193)
                                                                    --------         --------         --------         --------
Net income (loss)                                                   $    244         $    653         $   (969)        $   (788)
                                                                    ========         ========         ========         ========

Basic net income (loss) per share                                   $   0.01         $   0.03         $  (0.04)        $  (0.03)
                                                                    ========         ========         ========         ========

Basic weighted average number of common shares outstanding            25,329           25,800           25,332           25,463
                                                                    ========         ========         ========         ========
                                                                    $   0.01         $   0.02         $  (0.04)        $  (0.03)
        Diluted net income (loss) per share
                                                                    ========         ========         ========         ========

Diluted weighted average number of common shares outstanding          25,374           27,496           25,332           25,463
                                                                    ========         ========         ========         ========

                            JUPITERMEDIA CORPORATION
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND 2003
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                         NINE MONTHS ENDED
                                                                                           SEPTEMBER 30,
                                                                                    --------------------------
                                                                                       2002            2003
                                                                                    ----------      ----------
Cash flows from operating activities:
     Net loss                                                                       $     (969)     $     (788)
     Adjustments to reconcile net cash provided by operating activities:
        Depreciation and amortization                                                    2,332           2,121
        Barter transactions, net                                                          (957)           (684)
        Provision for losses on accounts receivable                                       (100)             40
                 Minority interests                                                         11             (22)
        Equity loss from venture fund investments and other, net                           563             193
        (Income) loss on investments and other, net                                        170             (29)
     Changes in current assets and liabilities (net of businesses acquired):
        Accounts receivable                                                                810             861
        Unbilled accounts receivable                                                        94           1,169
        Prepaid expenses and other                                                        (256)           (668)
        Accounts payable and accrued expenses                                               42          (1,447)
        Deferred revenues                                                                 (696)           (380)
                                                                                    ----------      ----------
            Net cash provided by operating activities                                    1,044             366
                                                                                    ----------      ----------

Cash flows from investing activities:
     Additions to property and equipment                                                  (158)           (211)
     Acquisitions of businesses and other                                               (1,590)        (17,016)
     Distribution from internet.com venture funds                                           88            --
     Proceeds from sales of assets and other                                               296              94
                                                                                    ----------      ----------
            Net cash used in investing activities                                       (1,364)        (17,133)
                                                                                    ----------      ----------

Cash flows from financing activities:
     Purchase of treasury stock                                                           (106)           --
     Proceeds from exercise of stock options                                                 5             305
                                                                                    ----------      ----------
            Net cash provided by (used in) financing activities                           (101)            305
                                                                                    ----------      ----------

Net decrease in cash and cash equivalents                                                 (421)        (16,462)
Cash and cash equivalents, beginning of period                                          25,100          25,451
                                                                                    ----------      ----------
Cash and cash equivalents, end of period                                            $   24,679      $    8,989
                                                                                    ==========      ==========

Supplemental disclosures of cash flow:
     Cash paid for income taxes                                                     $       31      $     --
                                                                                    ==========      ==========
     Cash paid for interest                                                         $     --        $       10
                                                                                    ==========      ==========